United States Securities and Exchange Commission
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: February 2, 2007

              (Date of earliest event reported: February 1, 2007)

                               ONCOLOGIX TECH INC.
             (Exact name of registrant as specified in its charter)

          Nevada                   001-15482                    86-1006416
 ---------------------------       ----------                 -----------------
(State or other jurisdiction      (Commission                (IRS Employer
      of incorporation)           File Number)               Identification No.)

                      2850 Thornhills Ave., S.E., Suite 104
                             Grand Rapids, Michigan               49546
                     --------------------------------------      --------
                    (Address of principal executive offices)    (Zip Code)

                                 (616) 977-9933
                          -----------------------------
                         (Registrant's telephone number)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On January 31, 2007 the registrant published a Press Release describing the accomplishment of the first "milestone" in the development of its Oncosphere product. Pursuant to the terms of its Merger Agreement with JDA Medical Technologies, Inc. the attainment of that milestone fulfilled the condition for the release from escrow of 7,460,792 shares of the Registrant's common stock to the four holders thereof, who were principal shareholders of JDA, among whom the following individuals are currently officers or directors of the Registrant:
Andrew Green, Andrew S. Kennedy, MD, and Adam Lowe.

Item 9.01 Financial Statements and Exhibits

(a)  Exhibits
     --------

Exhibit             Title

99                  Press release issued by Oncologix Tech Inc. dated
                    February 1, 2007




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BestNet Communications Corporation

                                            By:  /s/  Stanley L. Schloz
                                               --------------------------------
                                                      Stanley L. Schloz
                                                      President

                                            By:  /s/  Michael A. Kramarz
                                               --------------------------------
                                                      Michael A. Kramarz
                                                      Chief Financial Officer


Date: February 2, 2007